[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and the registrant customarily and actually treats as private and confidential.
Exhibit 10.1
SECOND AMENDMENT
TO
CO-DEVELOPMENT, SUPPLY AND COMMERCIALIZATION AGREEMENT
THIS SECOND AMENDMENT TO CO-DEVELOPMENT, SUPPLY AND COMMERCIALIZATION AGREEMENT (hereinafter referred to as “Second Amendment”) is made and entered into as of April 15, 2022, by and between
Ocugen, Inc., with an address at 263 Great Valley Parkway, Malvern, PA 19355, USA (together with its Affiliates, subsidiaries, successors and permitted assigns, “Ocugen”),
And
Bharat Biotech International Limited, whose registered address is at Genome Valley, Shameerpet, Hyderabad — 500078 Telangana India (together with its Affiliates, subsidiaries, successors and permitted assigns, “BBIL”),
Herein after individually referred to as “Party” and collectively as the “Parties”. Capitalized terms used in this Second Amendment and not otherwise defined herein shall have the meanings ascribed to them in the Agreement dated 31 January 2021.
WITNESSETH
WHEREAS, the Parties have previously entered into the Co-Development, Supply and Commercialization Agreement (hereinafter “Agreement”) dated as of January 31, 2021;
WHEREAS, Parties have previously amended the Agreement, by executing the First Amendment to Co-Development, Supply and Commercialization Agreement on May 29, 2021 (hereinafter “First Amendment”); and
WHEREAS, the Parties mutually desire to amend the Agreement for a second time as provided herein and incorporate the terms set forth herein into the Agreement.
NOW, THEREFORE, in consideration of the foregoing premises, the Parties agree as follows:
1.Ocugen Territory. As per clause 1.53 of the Agreement, the Ocugen Territory is currently defined solely as the United States and Canada. The Parties desire and hereby agree to expand the Ocugen Territory by including Mexico therein, subject to the following terms and conditions:
a.As consideration for expanding the Ocugen Territory to include Mexico:
(i)    With respect to the first procurement Sale of the Product in Mexico, BBIL shall be first entitled to [***]% of the Operating Profit up to a maximum of USD [***] (the “Up-Front Profit Share”); provided, that any Operating Profit with respect to such first procurement Sale in excess of USD [***] will be shared by Ocugen and BBIL as set forth in Section 8.1 of the Agreement; and provided further that the amount of Up-Front Profit Share received by BBIL in excess of [***] ([***]%) of the Operating Profit on such first procurement Sale shall be deducted from future Operating Profit Payments to BBIL with respect to Sales in Mexico.
b.To the extent that BBIL has made any Regulatory Filings or obtained any Regulatory Approvals for the Mexico territory prior to the date hereof, BBIL shall promptly transfer such Regulatory Filings and Regulatory Approvals to Ocugen to the extent permitted by Applicable Law. In the event that any such Regulatory Approval cannot be transferred pursuant to Applicable Law, the Parties shall cooperate to provide Ocugen with the rights and benefits of such Regulatory Approvals until such time that they may be transferred to Ocugen, if ever.

c.The Parties hereby agree that, except as specifically provided in Clause 1(a)(i) of this Second Amendment, the Profit Share as stated in the Agreement shall remain same and BBIL shall have no obligation whatsoever to any third party in the Territory under the Agreement.
2.Amendment. Section 1.53 of the Agreement (Definition of Ocugen Territory) is hereby deleted in its entirety and replaced with the following new Section 1.53:
“1.53. “Ocugen Territory” means the United States, Canada, and Mexico.”
3.No Other Modifications. Except as expressly set forth in this Second Amendment, the Agreement and all provisions thereof in effect as of the date of this Second Amendment shall continue in full force and effect without any modification or amendment, and the terms of this Second Amendment shall stand as an integral part of the Agreement.
IN WITNESS WHEREOF, the Parties have caused their duly authorized representatives to execute this Second Amendment of the date first above written.

OCUGEN, INC.

Signed By:	/s/ Dr. Shankar Musunuri

Name:	Dr. Shankar Musunuri

Title:	Chairman and CEO

BHARAT BIOTECH INTERNATIONAL LIMITED

Signed By:	/s/ Dr. Krishna Mohan

Name:	Dr. Krishna Mohan

Title:	Whole-Time Director

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